Exhibit 99.2

Regency Centers Corporation

September 30, 2004

Supplemental Information

Investor Relations

Diane Ortolano

121 W. Forsyth Street, Suite 200

Jacksonville, FL 32202

904-598-7727

ABOUT REGENCY

Regency Centers Corporation is the leading national owner, operator, and developer focused on grocery-anchored, neighborhood and community retail centers. Regency’s total assets before depreciation are $3.5 billion.

As of September 30, 2004, the Company owned 263 retail properties, including those held in joint venture partnerships, totaling 30.6 million square feet and located in high growth markets throughout the United States. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

The quality of Regency’s portfolio, anchored by preeminent supermarket chains such as Kroger, Publix, Safeway and Albertson’s, draws nearly 15,000 shopper visits per week. In addition, 78% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. PCI is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. Intimate knowledge of our customers has allowed for the streamlining and customizing of the leasing process to reduce negotiation and vacancy down time while increasing the percentage of square feet leased to better operators. This quality combination of tenants has enabled occupancy rates to remain above 93% for the past seven years.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. At the end of the third quarter of 2004, Regency had 31 properties under development for an estimated total investment at completion of $431 million. These in-process developments are 65% funded and 80% leased.

Regency engages in a self-funding capital structure for its development program by selling non-strategic operating assets and developments and selling an interest in operating centers and completed developments to joint venture partners then using these proceeds to fund our new developments and acquisitions. This program has enhanced the Company’s investment grade-rated balance sheet.

Regency has centers located in the top markets in the country and has 18 offices nationwide. The Company is listed on the New York Stock Exchange and is traded under the symbol REG. There are also two preferred class of shares that trade under REG PRC and REG PRD.

Please visit our web site at www.RegencyCenters.com for more information.

SUPPLEMENTAL INFORMATION TABLE OF CONTENTS

September 30, 2004

QUARTER HIGHLIGHTS

Operating Results

For the third quarter of 2004, same property NOI growth was 2.6%. Operating properties were 95.5% leased. During the quarter 712,501 square feet of GLA was renewed or newly leased through 276 leasing transactions. Rent growth was 10% for the quarter.

Financial Results

Net income for the quarter was $35.6 million, or $0.58 per diluted share. Funds From Operations were $51.3 million, or $0.82 per diluted share.

Development Activity

Regency began development of one new center in the third quarter:

•	French Valley in Riverside, California

For more information, please see page 14.

Disposition Activity

During the second quarter, Regency sold:

•	Four completed development properties at a gross sales price of $52.2 million and an average cap rate of 7.67%

•	One operating property at a gross sales price of $14.4 million and a cap rate of 7.40%

For more information on these dispositions, please see page 12-13.

SUMMARY FINANCIAL INFORMATION

For the Periods Ended September 30, 2004 and 2003

Financial Results

	Three Months Ended		Year to Date
	2004 Actual	2003 Actual	2004 Actual	2003 Actual
Net Income for common stockholders	$35,569,385	$29,768,737	$82,049,013	$73,325,205
Basic EPS	$0.58	$0.52	$1.35	$1.24
Diluted EPS	$0.58	$0.51	$1.35	$1.23
Diluted EPS per share growth rate	13.7%		9.8%

Funds from Operations for common stockholders	$51,261,508	$46,220,389	$139,787,619	$125,935,697
FFO per share - Basic	$0.82	$0.79	$2.28	$2.09
FFO per share - Diluted	$0.82	$0.78	$2.25	$2.06
Diluted FFO per share growth rate	5.1%		9.2%

Dividends paid per share and unit	$0.530	$0.520	$1.590	$1.560
Payout ratio of Diluted FFO per share	64.6%	66.7%	70.7%	75.7%

Interest Coverage Ratios
Interest only	3.2	2.9	3.2	3.0
Capitalized interest	$2,398,941	$3,585,951	$8,902,897	$9,778,187
Fixed Charge (debt svc + preferred dividends)	2.6	2.3	2.4	2.2

Capital Information

	Current	YTD Change	12/31/03	12/31/02
Closing common stock price per share	$46.49	$6.64	$39.85	$32.40
Shareholder Return (assumes no reinvestment of dividends)	20.7%

Common shares and Equivalents Outstanding	63,514,298	2,287,716	61,226,582	61,511,894

Market equity value of Common and Convertible shares	$2,952,780	$512,900	$2,439,879	$1,992,985
Non-Convertible Preferred Units and shares	$304,000	$0	$304,000	$384,000
Outstanding debt (000’s)	$1,479,021	$26,244	$1,452,777	$1,333,524

Total market capitalization (000’s)	$4,735,801	$539,145	$4,196,656	$3,710,509
Debt to Total Market Capitalization	31.2%	-3.4%	34.6%	35.9%

Total real estate at cost before depreciation (000’s)	$3,313,333	$146,987	$3,166,346	$3,094,071
Total assets at cost before depreciation (000’s)	$3,514,050	$130,156	$3,383,894	$3,313,524
Debt to Total Assets before Depreciation	42.1%	-0.8%	42.9%	40.2%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	62,538,266	2,630,309	59,907,957	59,557,036
Exchangeable O.P Units held by minority interests	976,032	(342,593)	1,318,625	1,504,458
Convertible Securities	0	0	0	450,400

Total Common Shares & Equivalents	63,514,298	2,287,716	61,226,582	61,511,894

CONSOLIDATED BALANCE SHEETS

For the Periods Ended September 30, 2004 and December 31, 2003 and 2002

	2004	2003	2002
Assets
Real Estate Investments at cost:
Operating properties	$2,715,251,190	2,652,175,682	2,686,844,320
Properties in development	437,279,816	369,474,460	276,085,435

	3,152,531,006	3,021,650,142	2,962,929,755
Operating properties held for sale	44,931,199	4,200,008	5,658,905
Less: accumulated depreciation	325,129,784	285,664,875	244,595,928

	2,872,332,421	2,740,185,275	2,723,992,732
Investments in real estate partnerships	115,870,763	140,496,074	125,482,151

Net real estate investments	2,988,203,184	2,880,681,349	2,849,474,883

Cash and cash equivalents	50,180,788	29,868,622	56,447,329
Notes receivable	33,452,401	70,781,914	56,630,876
Tenant receivables, net of allowance for uncollectible accounts	50,336,901	54,573,165	47,983,160
Deferred costs, less accumulated amortization	41,769,334	35,803,525	36,644,959
Acquired lease intangible assets, net	11,316,136	10,205,493	2,634,511
Other assets	13,661,341	16,314,645	19,112,148

	$3,188,920,085	3,098,228,713	3,068,927,866

Liabilities and Stockholders’ Equity
Notes payable	$1,249,021,235	1,257,776,805	1,253,524,045
Unsecured line of credit	230,000,000	195,000,000	80,000,000

Total Notes Payable	1,479,021,235	1,452,776,805	1,333,524,045

Tenants’ security and escrow deposits	9,621,126	9,358,023	8,847,603
Acquired lease intangible liabilities, net	5,399,593	6,115,066	7,069,030
Accounts payable and other liabilities	109,145,258	94,279,961	76,908,233

Total liabilities	1,603,187,212	1,562,529,855	1,426,348,911

Preferred units	101,761,596	223,525,891	375,403,652
Exchangeable operating partnership units	19,704,130	26,544,594	30,629,974
Limited partners’ interest in consolidated partnerships	1,742,059	4,650,626	14,825,256

Total minority interests	123,207,785	254,721,111	420,858,882

Stockholders’ Equity
Preferred stock	200,000,000	75,000,000	10,505,591
Common stock, $.01 par	676,981	649,561	634,804
Additional paid in capital, net of Treasury stock	1,359,274,373	1,282,947,196	1,290,109,653
Accumulated other comprehensive (loss) income	(5,433,998)	174,747	0
Distributions in excess of net income	(91,992,268)	(77,793,757)	(79,529,975)

Total Stockholders’ Equity	1,462,525,088	1,280,977,747	1,221,720,073

	$3,188,920,085	3,098,228,713	3,068,927,866

	2004	2003	2002
Ratios
Debt to Real Estate Assets, at cost before depreciation	44.6%	45.9%	43.1%
Debt to Total Assets, at cost before depreciation	42.1%	42.9%	40.2%
Debt + Preferred Stock and Units to Total Assets, at cost before depreciation	50.7%	51.8%	51.9%
Unsecured Assets to Total Real Estate Assets (REG 100% owned only)	80.6%	80.8%	81.9%
Unsecured NOI to Total NOI (REG 100% owned only)	81.6%	82.0%	85.0%

CONSOLIDATED STATEMENTS OF OPERATIONS

(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)

For the Periods Ended September 30, 2004 and 2003

	Three Months Ended		Year to Date
	2004 Actual	2003 Actual	2004 Actual	2003 Actual
Real Estate Revenues:
Minimum rent	$74,028,384	$70,463,110	$217,290,017	$211,421,796
Percentage rent	732,872	737,231	1,530,166	1,500,145
Recoveries from tenants	20,258,300	20,162,473	57,711,660	57,529,206
Other tenant income	1,646,284	1,115,246	5,052,686	4,163,401

	96,665,840	92,478,060	281,584,529	274,614,548

Real Estate Operating Expenses:
Operating and maintenance	14,400,909	13,369,167	41,125,161	40,412,647
Real estate taxes	10,743,845	10,240,886	31,691,982	30,420,104

	25,144,754	23,610,053	72,817,143	70,832,751

Net Operating Income	71,521,086	68,868,007	208,767,386	203,781,797

Development Gains and Mgmt Fees:
Development gains	8,064,827	8,646,826	11,118,947	14,676,283
Fees and commissions	1,917,070	1,561,441	5,293,687	5,006,385
Gains on sales of outparcels	4,012,897	1,152,866	10,914,433	4,415,224
Provision for income tax (expense)	(454,948)	0	(1,294,665)	0

	13,539,846	11,361,133	26,032,402	24,097,892

Other Operating Expense (Income):
General and administrative excluding franchise taxes	7,232,498	6,294,558	20,336,616	16,438,446
Franchise taxes	158,278	8,475	520,247	165,361
Depreciation and amortization	20,744,710	19,124,642	61,487,722	56,887,492
Net interest expense	20,100,675	21,330,417	59,992,436	63,101,119
(Gain) on sale of operating properties	(6,856,345)	(4,223,956)	(8,072,261)	(7,757,224)
Provision for loss on operating properties	0	0	0	1,968,520

	41,379,816	42,534,136	134,264,760	130,803,714

Minority interests (income)
Equity in income of unconsolidated partnerships	(2,199,387)	(1,589,891)	(5,777,131)	(5,909,959)
Preferred unit distributions	7,458,482	7,256,251	17,620,982	24,744,881
Exchangeable operating partnership units	590,385	750,019	1,416,660	1,841,957
Limited partners’ interest in consolidated partnerships	85,361	113,013	254,834	317,136

Net income	37,746,275	31,165,612	87,019,683	76,081,960

Preferred stock dividends	2,176,890	1,396,875	4,970,670	2,756,755

Net income for common stockholders	$35,569,385	$29,768,737	$82,049,013	$73,325,205

FUNDS FROM OPERATIONS AND OTHER INFORMATION

For the Periods Ended September 30, 2004 and 2003

	Three Months Ended		Year to Date
	2004 Actual	2003 Actual	2004 Actual	2003 Actual
Funds From Operations Reconciliation:
Net income for common stockholders	$35,569,385	$29,768,737	$82,049,013	$73,325,205
Add (Less):
Depreciation expense - real estate only	$18,079,843	$16,992,024	$53,380,541	$50,563,498
Depreciation expense - joint ventures	$1,567,510	$1,241,063	$4,183,076	$2,929,814
Amortization of leasing commissions and intangibles	$2,310,730	$1,692,502	$6,830,590	$5,032,447
(Gain) on sale of operating properties	$(6,856,345)	$(4,223,956)	$(8,072,261)	$(7,757,224)
Minority interest of exchangeable partnership units	$590,385	$750,019	$1,416,660	$1,841,957

Funds from Operations (a)	$51,261,508	$46,220,389	$139,787,619	$125,935,697

FFO Per Share Reconciliation (Diluted):
Net income for common stockholders	$0.58	$0.51	$1.35	$1.23
Add (Less):
Depreciation expense - real estate only	$0.29	$0.29	$0.86	$0.83
Depreciation expense - joint ventures	$0.03	$0.02	$0.07	$0.05
Amortization of leasing commissions and intangibles	$0.04	$0.03	$0.11	$0.08
(Gain) on sale of operating properties	$(0.11)	$(0.07)	$(0.13)	$(0.13)
Minority interest of exchangeable partnership units	$0.00	$0.00	$0.00	$0.00

Funds from Operations (a)	$0.82	$0.78	$2.25	$2.06

Additional Disclosures:
Straight-line rental income	$1,605,276	$824,782	$3,683,674	$2,867,305
Market rent amortization income from acquired leases	$238,491	$238,491	$715,473	$715,473
Provision for loss on sale of operating properties	$0	$0	$0	$1,968,520
Preferred stock and unit issuance costs	$3,235,705	$1,200,000	$3,235,705	$3,122,239
Debt premium amortization income	$223,524	$394,148	$977,072	$1,131,004
Stock based compensation expense	$1,609,997	$1,450,413	$5,062,945	$4,335,432

Capital Expenditures (non-revenue enhancing only)
Leasing commissions - Non-revenue enhancing	$1,017,893	$1,830,423	$4,682,914	$5,362,332
Tenant improvements - Non-revenue enhancing	$823,937	$2,039,980	$3,026,065	$5,370,461
Building improvements - Non-revenue enhancing	$2,523,400	$2,482,841	$4,722,798	$5,154,723

(a)	Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by Regency’s taxable REIT subsidiary), after adjustment for unconsolidated partnerships and joint ventures and (2) excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends. In 2003, the definition of FFO was further clarified to include the original issuance costs required to be expensed associated with redeeming preferred stock or units, and writedowns in the basis of real estate whose value is considered to be permanently impaired.

CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)

For the Periods Ended September 30, 2004 and 2003

	Three Months Ended		Year to Date
	2004 Actual	2003 Actual	2004 Actual	2003 Actual
Revenues:
Minimum rent	$72,605,857	$66,436,474	$211,530,504	$198,117,173
Percentage rent	732,871	736,928	1,522,582	1,496,414
Recoveries from tenants	21,535,967	19,995,566	60,609,922	57,804,425
Management fees and commissions	1,917,070	1,561,441	5,293,687	5,006,385
Equity in income of investments in real estate partnerships	2,199,387	1,589,891	6,888,093	5,909,959

Total revenues	98,991,152	90,320,300	285,844,788	268,334,356

Operating Expenses:
Depreciation and amortization	20,375,462	18,104,481	60,010,678	53,321,574
Operating and maintenance	14,109,506	12,527,347	39,785,271	37,484,341
General and administrative	7,232,498	6,137,672	20,336,616	16,438,446
Real estate taxes	10,409,968	9,549,334	30,254,990	28,247,306
Other operating expense	1,478,500	467,733	2,628,813	1,572,171

Total operating expenses	53,605,934	46,786,567	153,016,368	137,063,838

Other Expense (Income):
Interest expense, net of interest income	20,098,701	21,195,422	59,919,049	62,593,165
Gain from sale of properties	(7,945,958)	(11,796,245)	(16,579,014)	(21,599,712)
Provision for loss on operating properties	0	0	0	0

Total other expense	12,152,743	9,399,177	43,340,035	40,993,453

Income before minority interests	33,232,475	34,134,556	89,488,385	90,277,065

Minority interest preferred unit distributions	(7,458,482)	(7,256,251)	(17,620,982)	(24,744,881)
Minority interest of exchangeable operating partnership units	(396,723)	(630,495)	(1,154,516)	(1,543,296)
Minority interest of limited partners	(85,361)	(113,013)	(254,834)	(317,136)

Income from continuing operations	25,291,909	26,134,797	70,458,053	63,671,752

Discontinued Operations:
Operating Income (loss) from discontinued operations	1,808,474	2,561,502	3,461,634	5,913,453
Gain from sale of properties	10,645,892	2,469,313	13,099,996	6,496,755

Income from discontinued operations	12,454,366	5,030,815	16,561,630	12,410,208

Net Income	37,746,275	31,165,612	87,019,683	76,081,960

Preferred stock dividends	(2,176,890)	(1,396,875)	(4,970,670)	(2,756,755)

Net income for common stockholders	$35,569,385	$29,768,737	$82,049,013	$73,325,205

CALCULATION OF EARNINGS AND FFO PER SHARE

For the Periods Ended September 30, 2004 and 2003

	Three Months Ended		Year to Date
	2004 Actual	2003 Actual	2004 Actual	2003 Actual
Earnings Per Share

Net Income for Basic EPS	$35,569,385	$29,768,737	$82,049,013	$73,325,205
Increases to Diluted EPS as a result of Dilutive CSE’s
Minority interest of exchangeable operating partnership units	590,385	750,019	1,416,660	1,841,957

Net Income for Diluted EPS	$36,159,770	$30,518,756	$83,465,673	$75,167,162

Net Income from discontinued operations for Basic EPS	12,454,366	5,030,815	16,561,630	12,410,208
Minority interest of exchangeable operating partnership units	193,662	119,524	262,144	298,661

Net Income from discontinued operations for Diluted EPS	$12,648,028	$5,150,339	$16,823,774	$12,708,869

Earnings Per Share:
Basic NI for CS before Disc. Ops.	$0.38	$0.43	$1.08	$1.03
Diluted NI for CS before Disc. Ops.	$0.38	$0.43	$1.08	$1.02

Basic Discontinued Operations	$0.20	$0.09	$0.27	$0.21
Diluted Discontinued Operations	$0.20	$0.08	$0.27	$0.21

Basic NI for common stockholders	$0.58	$0.52	$1.35	$1.24
Diluted NI for common stockholders	$0.58	$0.51	$1.35	$1.23

Funds From Operations Per Share

Funds from Operations for Basic FFO per share	$50,671,123	$45,470,370	$138,370,959	$124,093,740

Increases to Diluted FFO as a result of Dilutive CSE’s
Minority interest of exchangeable operating partnership units	590,385	750,019	1,416,660	1,841,957

Funds from Operations for Diluted FFO per share	$51,261,508	$46,220,389	$139,787,619	$125,935,697

FFO Per Share:
Basic	$0.82	$0.79	$2.28	$2.09
Diluted	$0.82	$0.78	$2.25	$2.06

Weighted Average Shares Outstanding

Weighted Average Shares for Basic
Net Income and FFO Per Share	61,436,264	57,647,460	60,778,610	59,302,310

Dilutive Common Stock Equivalents for EPS:
O.P. Unit equivalents after conversion to common	1,055,586	1,431,837	1,055,369	1,463,767
Compensation based stock options (Treasury Method)	166,750	362,562	221,539	395,335

Weighted Average Shares for Diluted EPS	62,658,600	59,441,859	62,055,518	61,161,412

Dilutive Common Stock Equivalents for FFO:
None	0	0	0	0

Weighted Average Shares for Diluted Funds from Operations Per Share	62,658,600	59,441,859	62,055,518	61,161,412

SUMMARY OF OUTSTANDING DEBT

	09/30/04	12/31/03
Total Debt Outstanding
Mortgage loans payable:
Fixed rate secured loans	$259,162,453	217,001,451
Variable rate secured loans	40,957,829	41,628,717
Unsecured debt offering fixed rate	948,900,953	999,146,637
Unsecured line of credit variable rate	230,000,000	195,000,000

Total	$1,479,021,235	1,452,776,805

	Scheduled Amortization	Unsecured Line of Credit	Term Maturities	Total
Schedule of Maturities by Year:
current year	$1,230,068	—	21,802,751	23,032,819
2005	3,642,404	—	168,516,226	172,158,630
2006	3,348,428	—	21,126,086	24,474,515
2007	3,007,817	230,000,000	26,165,176	259,172,993
2008	2,822,995	—	19,620,521	22,443,516
2009	2,860,990	—	53,089,990	55,950,981
2010	3,288,684	—	177,149,507	180,438,190
2011	3,289,677	—	251,031,515	254,321,192
2012	3,401,109	—	255,440,128	258,841,237
2013	3,640,314	—	—	3,640,314
2014	1,754,790	—	204,090,846	205,845,636
>10 years	3,117,425	—	11,173,943	14,291,367
Net unamortized debt premiums	—	—	4,409,844	4,409,844

	$35,404,702	230,000,000	1,213,616,532	1,479,021,235

	09/30/04	12/31/03
Percentage of Total Debt:
Fixed	81.68%	83.71%
Variable	18.32%	16.29%

Current Average Interest Rate:
Fixed	6.79%	7.54%
Variable	2.05%	2.01%
Effective Interest Rate*	5.92%	6.64%

*	rate as of period end and excluding the impact of amortization of deferred loan costs and debt premiums

SUMMARY OF OUTSTANDING DEBT

Consolidated debt by maturity date

Lender	Secured Property	Rate	Maturity	09/30/04	12/31/03
Fixed Rate Loans:
Debt Offering	Unsecured	7.400%	04/01/04	—	199,990,900
Community Dev. Comm. City of Vista	Vista Village	7.100%	07/01/04	—	2,000,000
Principal Mutual Life Insurance Co.	Cochran’s Crossing	8.410%	12/01/04	5,643,322	5,720,439
Ellen Kelly Woolaver	Hillsboro Pike	7.100%	01/15/05	201,600	403,200
Nationwide Life Insurance Co.	Friar’s Mission	9.500%	06/10/05	14,845,469	15,143,849
IDS Certificate Co.	St. Ann Square	9.500%	07/01/05	—	4,339,211
Debt Offering	Unsecured	7.125%	07/15/05	99,974,074	99,948,145
Teachers Ins & Annuity of America	Westchester Plaza	8.010%	09/05/05	5,091,346	5,205,745
Teachers Ins & Annuity of America	East Pointe Crossing	8.010%	09/05/05	4,349,304	4,446,115
Allstate Insurance Company of America	Memorial Bend	7.920%	10/01/05	6,611,338	6,883,068
DLJ Commercial Mortgage	Northlake Village	8.780%	11/01/05	6,414,675	6,519,127
Woodmen of the World Life Ins. Society	Market at Round Rock	8.625%	09/01/05	6,555,328	6,693,790
Principal Mutual Life Insurance Co.	Briarcliff Village	7.040%	02/01/06	12,130,042	12,307,949
Teachers Ins & Annuity of America	Statler Square	8.110%	05/01/06	4,913,000	5,001,575
Teachers Ins & Annuity of America	Northgate Plaza/Maxtown	7.050%	08/01/06	4,748,830	4,855,598
Teachers Ins & Annuity of America	Kernersville Plaza	8.730%	04/01/07	4,706,213	4,788,416
Teachers Ins & Annuity of America	Maynard Crossing	8.735%	04/01/07	10,562,442	10,746,828
Principal Mutual Life Insurance Co.	Lakeshore	7.240%	12/10/07	3,307,950	3,373,320
Principal Mutual Life Insurance Co.	Shoppes at Mason	7.240%	12/10/07	3,482,052	3,550,863
Principal Mutual Life Insurance Co.	Lake Pine Plaza	7.240%	12/10/07	5,310,130	5,415,066
Northwestern Mutual Life Insurance Co.	Sterling Ridge	6.640%	07/01/08	10,605,742	10,708,498
Allstate Insurance Company of America	Alden Bridge	6.750%	08/01/08	10,148,006	10,272,838
Debt Offering	Unsecured	7.750%	04/01/09	50,000,000	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	08/01/09	3,924,354	4,041,679
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	04/01/10	10,341,063	10,411,756
Debt Offering	Unsecured	8.450%	09/01/10	149,839,387	149,819,020
Principal Mutual Life Insurance Co.	Cumming 400	7.970%	12/15/10	—	6,004,419
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,926,671	—
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,693,941	2,729,281
Debt Offering	Unsecured	7.950%	01/15/11	219,810,506	219,788,564
Wachovia Bank	Market at Opitz Crossing	7.300%	03/01/11	12,386,543	12,482,633
Debt Offering	Unsecured	7.250%	12/12/11	19,909,386	19,900,008
Debt Offering	Unsecured	6.750%	01/15/12	249,728,125	249,700,000
Prudential Mortgage Capital Co.	Tall Oaks Village Center	7.600%	05/01/12	6,275,673	6,316,571
Allstate Insurance Company of America	North Hills Town Center	7.370%	01/01/14	7,082,884	7,375,101
Debt Offering	Unsecured	4.950%	04/15/14	149,639,475	—
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	07/01/14	9,959,317	—
Wachovia Bank	Gilroy Crossing	5.010%	10/11/14	49,000,000	—
United of Omaha Life Insurance Co.	Fleming Island	7.400%	03/05/15	2,711,536	2,837,744
Municipal Tax Bonds Payable	Friar’s Mission	7.600%	09/02/15	1,146,306	1,146,306
Aid Association of Lutherans	Woodman Van-Nuys	8.800%	09/15/15	4,872,661	5,063,698
Jefferson Pilot	Peartree Village	8.400%	06/01/17	11,611,589	11,797,330
Aid Association of Lutherans	Murrayhill Marketplace	8.050%	05/01/19	7,193,282	7,380,510
JP Morgan Chase Bank	Cherry Street	5.650%	08/01/23	—	5,650,012
Net unamortized premiums on assumed debt of acquired properties				4,409,844	5,388,916

Total Fixed Rate Debt				1,208,063,406	1,216,148,088

Variable Rate Loans:
First Star Bank	Hampstead Village	LIBOR + 1.35%	10/31/04	7,519,629	8,190,517
AmSouth	Trace Crossing	LIBOR + 1.50%	11/05/04	8,438,200	8,438,200
Wells Fargo Bank	$25 Million (Various properties)	LIBOR + 1.25%	07/17/05	25,000,000	25,000,000
Wells Fargo Bank	$500 Million Line of Credit	LIBOR + 0.75%	03/25/07	230,000,000	195,000,000

Total Variable Rate Debt				270,957,829	236,628,717

Total				$1,479,021,235	1,452,776,805

2004 SHOPPING CENTER ACQUISITIONS

Regency’s 100% Owned Only

Date	Property	City/State	GLA	Regency Cost	Yield	Anchor Tenant
Apr-04	Braemar Shopping Center	Prince William County, VA	115,535	$22,941,500	8.04%	Safeway
Jun-04	Belleview Square	Denver, CO	117,545	$17,905,000	7.46%	King Soopers

			233,080	$40,846,500	7.79%

JOINT VENTURE 2004 SHOPPING CENTER ACQUISITIONS

Date	Property Name	Acquired from	City/State	GLA	Cost	Yield	Anchor Tenant
Columbia Regency Acquisitions
Aug-04	Stearns Crossing	3rd Party	Bartlett, IL	96,613	$15,134,743	8.32%	Dominick’s
Aug-04	Deer Grove Centre	3rd Party	Palantine, IL	335,968	$29,085,759	8.32%	Dominick’s
Aug-04	Shorewood Crossing	3rd Party	Shorewood, IL	87,705	$13,826,851	8.32%	Dominick’s
Aug-04	Fox Lake Crossing	3rd Party	Fox Lake, IL	99,072	$18,608,422	8.32%	Dominick’s
Aug-04	Baker Hill Center	3rd Party	Glen Ellyn, IL	135,273	$22,622,696	8.32%	Dominick’s
Aug-04	Geneva Crossing	3rd Party	Carol Stream, IL	123,281	$19,880,010	8.32%	Dominick’s

Macquarie Countrywide Acquisitions
Jun-04	Cherry Park Market	REG	Troutdale, OR	113,518	$17,272,073	8.25%	Safeway
Jul-04	Somerset Crossing	REG	Washington, D.C.	104,128	$26,165,172	7.25%	Shoppers Food
							Warehouse

				1,095,558	$162,595,726

2004 SHOPPING CENTER SALES

Non-Development

Date	Property Name	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Yield	Anchor Tenant
Sales of Properties 100% owned by Regency
Jan-04	The Marketplace at Alexander City	Alexander City, AL	162,723	$6,740,000	$6,740,000	12.49%	Wal-Mart (dark) /Winn Dixie
Feb-04	St. Ann Square	St. Ann, MO	82,408	$4,900,000	$4,900,000	11.49%	Kroger (dark)
Feb-04	Creekside Plaza Phase II	Arlington, TX	15,400	$3,211,725	$3,211,725	8.19%	Kroger -Phase I
Mar-04	Southpark	Tyler, TX	146,940	$12,100,000	$12,100,000	9.76%	Albertson’s
Jun-04	Cherry Park Market	Troutdale, OR	113,518	$17,272,073	$12,954,055	8.25%	Safeway
Aug-04	University Marketplace	Pembroke Pines, FL	129,121	$14,375,000	$14,375,000	7.40%	Albertson’s

			650,110	$58,598,798	$54,280,780	9.83%

Sales of Properties owned by Joint Ventures
Mar-04	Creekside Plaza Phase I (OTR-JV)	Arlington, TX	85,616	$10,813,275	$6,371,505	8.19%	Kroger
Mar-04	Village Center (OTR-JV)	Southlake, TX	118,092	$17,475,000	$10,623,171	8.39%	Kroger

			203,708	$28,288,275	$16,994,676	8.32%

	Total Dispositions		853,818	$86,887,073	$71,275,456	9.47%

2004 DEVELOPMENT SALES

Date	Property Name	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Yield	Anchor Tenant
Sales to Macquarie Countrywide Joint Venture
Jul-04	Somerset Crossing	Washington, D.C.	104,128	$26,165,172	$19,623,879	7.25%	Shoppers Food Warehouse
Sales to Third Parties
May-04	Cherry Street Center	Toledo, OH	54,660	$7,000,000	$7,000,000	10.30%	Farmer Jack
May-04	Shoppes of Ft. Wright	Ft. Wright, KY	18,856	$4,350,000	$4,350,000	7.00%	None
May-04	Matlock Center	Mansfield, TX	40,068	$7,300,000	$7,300,000	8.25%	Wal-Mart
Jun-04	Stonebridge Center	Mesa, AZ	30,236	$4,700,000	$4,700,000	7.00%	Safeway
Jul-04	The Provinces	Phoenix, AZ	34,296	$8,100,000	$8,100,000	7.60%	Safeway
Aug-04	Centerplace of Greeley Phase II	Greeley, CO	98,124	$11,900,000	$11,900,000	7.45%	Kohl’s
Aug-04	Hermosa Sav-On	Hermosa Beach, CA	13,212	$6,043,553	$4,883,600	10.01%	Sav-On

			393,580	$75,558,725	$67,857,479	7.89%

	Third Party Sales		289,452	$49,393,553	$48,233,600	8.23%
	Joint Venture Sales		104,128	$26,165,172	$19,623,879	7.25%

			393,580	$75,558,725	$67,857,479	7.89%

IN-PROCESS DEVELOPMENTS

September 30, 2004

Project Name	State	MSA	Anchor Tenant	Anchor Opens	Est. Net Development Costs	Est. Gross Costs	Est. Gross Costs to Complete (1)	Est. NOI Yield on Net Dev. Costs (2)	Company GLA	Company Owned % Leased	Gross GLA	% Leased
Valleydale Village Shopping Center	AL	Birmingham	Publix	06/25/03	12,726,937	14,941,097	854,547	9.47%	118,466	67%	118,466	67%
Alameda Bridgeside Shop Center	CA	Orange County	Nob Hill	07/01/05	21,825,835	24,258,673	15,577,463	10.22%	105,423	56%	105,423	56%
Bear Creek	CA	Riverside-San Bernardino	Stater Bros.	01/01/05	16,694,950	18,275,565	7,096,819	9.56%	80,318	90%	85,395	91%
Clayton Valley Shopping Center	CA	Oakland	Safeway	05/01/05	34,663,441	34,663,441	7,295,792	8.35%	236,683	82%	236,683	82%
Falcon Ridge	CA	Riverside-San Bernardino	Stater Bros.	02/01/05	31,644,195	45,650,307	29,223,132	11.77%	231,211	85%	368,424	91%
French Valley	CA	Riverside-San Bernardino	Stater Bros.	10/01/05	20,736,150	23,036,154	16,899,112	10.31%	103,092	17%	103,092	17%
Hasley Canyon Village	CA	Los Angeles	Ralph’s	01/01/05	14,164,444	14,496,427	7,434,713	10.65%	69,800	98%	69,800	98%
Victoria Gateway Center	CA	Riverside-San Bernardino	Circuit City	12/01/04	15,153,819	18,808,323	9,796,304	11.56%	94,787	79%	105,832	81%
Vista Village Phase I I	CA	San Diego	Staples	01/01/04	13,843,596	14,445,121	5,986,675	9.42%	55,000	100%	86,388	100%
Hilltop Center	CO	Denver	King Soopers	11/01/03	7,135,879	14,304,583	281,024	10.81%	100,028	91%	100,028	91%
New Windsor	CO	Greeley	King Soopers	11/01/03	4,600,859	11,345,624	223,737	13.30%	95,877	85%	95,877	85%
East Towne Center	FL	Orlando	Publix	10/16/03	9,379,045	11,071,956	2,084,049	9.74%	69,841	94%	69,841	94%
John’s Creek Center	FL	Jacksonville	Publix	12/01/04	14,584,165	17,262,993	7,035,106	11.48%	105,414	70%	105,414	70%
Vineyard Shopping Center	FL	Tallahassee	Publix	11/14/02	6,229,825	9,207,260	251,001	10.59%	62,821	88%	62,821	88%
Independence Square	MI	Detroit	Kroger	06/01/04	10,726,468	14,115,482	613,601	9.85%	89,083	92%	89,083	92%
Regency Commons	OH	Cincinnati	N/A	N/A	6,773,370	6,816,270	3,342,574	11.16%	30,654	26%	30,654	26%
McMinnville Market Center	OR	Portland	Albertson’s	05/01/04	7,524,443	8,047,433	3,532,613	10.82%	74,300	95%	74,300	95%
Pelham Commons	SC	Greenville	Publix	06/25/03	9,126,913	10,004,041	303,933	10.02%	76,541	91%	76,541	91%
Atascocita Center	TX	Houston	Kroger	11/01/03	9,854,863	16,212,310	7,540,608	11.30%	94,180	80%	94,180	80%
Kleinwood Center	TX	Houston	HEB	10/01/03	22,958,915	27,037,364	1,349,398	10.62%	152,886	85%	152,886	85%
Legacy Center	TX	Dallas	Albertson’s	06/01/03	9,548,241	16,289,307	522,434	11.13%	56,669	70%	119,473	86%
Main Street Center	TX	Dallas	Albertson’s	09/01/03	6,449,285	11,151,094	661,003	11.55%	42,922	70%	105,244	88%
Rockwall	TX	Dallas	Tom Thumb	02/01/04	9,914,951	14,125,212	7,512,925	10.63%	65,644	0%	122,661	46%
Signature Plaza	TX	Dallas	Kroger	02/01/05	2,889,961	8,087,563	2,283,713	19.94%	28,795	68%	90,757	90%
Spring West	TX	Houston	HEB	04/01/05	17,034,136	21,304,370	12,167,346	10.35%	144,060	78%	144,060	78%
Fortuna	VA	Washington DC	Shoppers Food Warehouse	07/01/05	14,260,223	22,690,670	12,866,812	10.29%	108,582	67%	232,317	85%
Hollymead	VA	Charlottesville	Harris Teeter	06/01/05	28,196,319	39,554,779	23,846,279	10.16%	161,440	45%	303,940	71%
Signal Hill	VA	Washington DC	Shoppers Food Warehouse	09/01/04	17,453,284	17,762,186	2,935,884	11.33%	109,200	92%	109,200	92%
Padden Parkway (Phase I & II)	WA	Portland	Albertson’s	05/01/03	11,361,348	14,009,779	458,466	10.45%	83,569	80%	88,569	81%
Spokane Valley Plaza	WA	None	PetSmart	01/01/05	4,691,571	4,691,571	1,070,696	19.06%	37,887	93%	37,887	93%

Total Consolidated					412,147,431	523,666,955	191,047,758	10.52%	2,885,173	75%	3,585,236	80%

Indian Springs	TX	Houston	HEB	03/19/04	18,393,263	23,983,471	1,683,031	12.66%	135,757	85%	135,757	85%

Total Unconsolidated					18,393,263	23,983,471	1,683,031	12.66%	135,757	85%	135,757	85%

Total					430,540,694	547,650,426	192,730,789	10.61%	3,020,930	76%	3,720,993	80%

Notes:

(1)	Construction in progress (CIP) balance and costs to date on in process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 9.7%.

IN-PROCESS DEVELOPMENTS FUNDING & STABILIZATION SCHEDULE

    September 30, 2004

In-Process Developments Projected Funding (1)

($ Thousands)

	Q4 2004E	Q1 2005E	Q2 2005E	Q3 2005E	Q4 2005E	2006+
Properties in development	$55,000 - $60,000	$45,000 - $50,000	$35,000 - $40,000	$20,000 - $25,000	$15,000 - $20,000	$5,000 - $10,000

(1)	Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.

Estimated Property Stabilization

($ Thousands)

	Q1 2004A	Q2 2004A	Q3 2004A	Q4 2004E	2005+E
Properties in development (2)
Gross Dev. Costs:	$119,529	$33,091	$95,404	$95,000 - $105,000	$445,000 - $460,000
Net Dev. Costs:	$97,479	$30,567	$67,527	$55,000 - $75,000	$350,000 - $370,000

(2)	40%- 80% of properties in development are expected to be sold within 6 months of stabilization at a 10-20% profit margin and between 7-12% after out parcel allocation and income taxes.

INVESTMENTS IN REAL ESTATE PARTNERSHIPS

September 30, 2004

							Regency
Legal Entity	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 09/30/04	Equity Pick-up
Queensborough Associates, L.P.	Queensborough	1	82,333	$6,972,795	$—	—	50.00%	$—	$3,463,746	$207,401
OTR/Regency Texas Realty Holdings, L.P.	Village Center & Creekside *	—	—	192,997	—	—	30.00%	—	—	1,226,472
Tinwood LLC	Regency Village	1	83,170	19,817,633	—	—	50.00%	—	10,147,430	221,646
Cameron Village LLC	Cameron Village	—	—	6,495,248	—	—	30.00%	—	1,936,499	—
Columbia Regency Retail Partners, LLC	Various	19	2,921,972	417,532,154	160,716,625	Various	20.00%	32,143,325	50,316,132	2,000,816
Macquarie CountryWide-Regency, LLC	Various	28	3,155,224	450,888,484	229,926,051	Various	25.00%	57,481,513	42,355,136	2,366,475
Jog Road, LLC	Shops of San Marco	1	91,537	16,905,950	11,000,000	Wachovia	50.00%	5,500,000	2,287,791	197,907
Regency Woodlands/Kuykendahl Retail, Ltd.	Indian Springs Center	1	135,757	25,635,807	15,643,561	Wells Fargo	50.00%	7,821,781	5,364,028	393,206
Hermosa Venture 2002, LLC	Hermosa Beach	—	—	129,526	—	—	27.00%	—	—	274,170

		51	6,469,993	$944,570,594	$417,286,237			$102,946,618	$115,870,763	$6,888,093

*	Properties were sold in March 2004

Weighted Average Interest Rate on Regency’s Pro Rata Share of Unconsolidated Real Estate Partnerships Debt

Fixed:	5.43%
Variable:	3.33%
Total:	5.97%

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Balance Sheets

September 30, 2004 and December 31, 2003

( in thousands)

	2004	2003
Assets
Real estate, at cost
Land	$358,270	291,665
Buildings and improvements	509,208	432,157

	867,478	723,822
Less: accumulated depreciation	34,110	23,076

	833,368	700,746
Properties in development	11,418	26,784

Net real estate investments	844,786	727,530

Cash and cash equivalents	8,762	19,716
Tenant receivables, net of allowance for uncollectible accounts	15,050	13,806
Deferred costs, less accumulated amortization	5,395	4,821
Acquired lease intangible assets, net	48,984	45,252
Other assets	21,594	1,065

	$944,571	812,190

Liabilities and Equity
Liabilities:
Notes payable	$417,286	322,238
Accounts payable and other liabilities	14,632	12,012
Tenants’ security and escrow deposits	2,469	2,090

Total liabilities	434,387	336,340

Equity:
Equity - Regency Centers	126,718	150,016
Equity - Third parties	383,466	325,834

Total equity	510,184	475,850

	$944,571	812,190

DEBT: (in thousands)

	Average Interest Rate	Average Maturity	2004	2003
Fixed	5.95%	10/28/10	$375,691	228,077
Variable	LIBOR + 1.26%	04/11/05	$41,595	94,161

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Statements of Operations

September 30, 2004 and 2003

( in thousands)

	Three months ended		Year to date
	2004	2003	2004	2003
Revenues:
Property revenues	$26,352	18,835	72,474	52,257

Operating expenses:
Operating and maintenance	4,054	2,986	10,982	7,746
Real estate taxes	2,900	2,191	8,004	6,160

Total operating expenses	6,954	5,177	18,986	13,906

Net operating income	19,398	13,658	53,488	38,351

Other expense (income):
General and administrative	932	616	2,426	1,784
Depreciation and amortization expense	6,657	4,679	18,616	11,568
Interest expense, net	4,868	2,903	12,197	7,358
(Gain) loss on sale of real estate	(421)	9	(8,667)	(652)

Total other expense (income)	12,036	8,207	24,572	20,058

Net income	$7,362	5,451	28,916	18,293

Regency’s Pro Rata Share of:
Net Operating Income	$4,764	3,670	13,179	10,262

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Statements of Operations - Regency’s Pro Rata Share

September 30, 2004

( in thousands)

	Three months ended	Year to date
Revenues:
Property revenues	$6,457	17,810

Operating expenses:
Operating and maintenance	990	2,689
Real estate taxes	703	1,942

Total operating expenses	1,693	4,631

Net operating income	4,764	13,179

Other expense (income):
General and administrative	211	546
Depreciation and amortization expense	1,631	4,569
Interest expense, net	1,190	2,998
(Gain) loss on sale of real estate	(467)	(1,822)

Total other expense (income)	2,565	6,291

Net income	$2,199	6,888

SECURITIES ISSUED OTHER THAN COMMON STOCK

Preferred Stock:	SERIES 3 CUMULATIVE REDEEMABLE PREFERRED STOCK - Regency Centers Corporation

	• Issuance Date	April 3, 2003
	• Original Amount Issued	$75 Million
	• Conversion	Nonconvertible
	• Dividend	7.45% annual dividend
	• Redeemable	On or after April 3, 2008

SERIES 4 CUMULATIVE REDEEMABLE PREFERRED STOCK - Regency Centers Corporation

	• Issuance Date	August 31, 2004
	• Original Amount Issued	$125 Million
	• Conversion	Nonconvertible
	• Dividend	7.25% annual dividend
	• Redeemable	On or after August 31, 2009

Preferred Units:	PERPETUAL PREFERRED UNITS - Regency Centers, L.P.

	• Original Amount Issued	$104 Million
	• Conversion	1:1 to Perpetual Preferred Stock
	• Dividend	8.93% Yield
	• Redeemable	9/2004, 5/2005 and 9/2005

Common Units:	EXCHANGEABLE OPERATING PARTNERSHIP UNITS - Regency Centers, L.P.

	• Issuance Date	Variable
	• Units Outstanding	976,032 OP Units
	• Conversion	Convertible into Common Stock 1:1
	• Dividend	Equal to current Common Dividend

SUMMARY RETAIL PROPERTY INFORMATION

Retail Real Estate Portfolio	Current	12/31/03	12/31/02	12/31/01
Company owned GLA (including joint ventures)	30,591,437	30,347,744	29,482,626	29,089,493
GLA under Development	3,141,240	3,984,509	3,126,483	3,865,745
Company owned GLA Growth	0.8%	2.9%	1.4%	3.9%
Total GLA including anchor owned stores	32,641,338	32,456,685	31,400,423	31,050,725

Total Retail Shopping Center Properties	263	265	262	272
Properties in Development included above	31	36	34	41
Total Grocery anchored shopping centers	227	228	225	225

% leased - All Properties	93.5%	92.2%	91.5%	92.7%
% leased - Excluding Development	95.5%	95.4%	94.8%	94.9%

Total Net Operating Income	$208,767,386	$273,439,380	$282,136,389	$264,640,770
Base rent growth	9.2%	9.5%	10.8%	10.5%
Same Property NOI Growth	2.4%	2.7%	3.0%	3.2%

PORTFOLIO SUMMARY REPORT BY REGION

September 30, 2004

							Company Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Sep-04	Dec-03	Sep-04	Grocery Anchor GLA	Grocery Anchor

Mid -Atlantic Region
Pike Creek		DE	Wilmington	Mid-Atlantic	1981	1998	229,510	229,510	99.52%	99.9%	49,069	Acme
White Oak - Dover DE		DE	Dover	Mid-Atlantic	2000	2000	10,908	10,908	100.00%	100.0%	—	—

		DE					240,418	240,418	99.5%	99.9%	49,069	1

Clinton Park	JV-C	MD	Washington DC	Mid-Atlantic	2003	2003	188,243	206,050	90.17%	91.7%	43,000	Giant

		MD					188,243	206,050	90.2%	91.7%	43,000	1

Echelon Village Plaza		NJ	Philadelphia	Mid-Atlantic	2000	2000	88,993	88,993	89.44%	98.6%	48,776	Genuardi’s

		NJ					88,993	88,993	89.4%	98.6%	48,776	1

Hershey		PA	None	Mid-Atlantic	2000	2000	6,000	6,000	100.00%	100.0%	—	—

		PA					6,000	6,000	100.0%	100.0%	—	0

Ashburn Farm Market Center		VA	Washington DC	Mid-Atlantic	2000	2000	91,905	91,905	100.00%	100.0%	48,999	Giant
Braemar Shopping Center		VA	Washington DC	Mid-Atlantic	2004	2004	—	96,439	NA	100.0%	57,860	Safeway
Brookville Plaza	JV-M	VA	Lynchburg	Mid-Atlantic	1991	1998	63,665	63,665	98.12%	98.1%	52,864	Kroger
Cheshire Station		VA	Washington DC	Mid-Atlantic	2000	2000	97,156	97,156	100.00%	100.0%	55,163	Safeway
Fortuna		VA	Washington DC	Mid-Atlantic	2004	2004	—	108,582	NA	67.2%	66,870	Shoppers Food Warehouse
Hollymead Town Center		VA	Charlottesville	Mid-Atlantic	2004	2003	155,207	161,440	39.05%	44.6%	60,607	Harris Teeter
Signal Hill		VA	Washington DC	Mid-Atlantic	2004	2003	108,481	109,200	66.48%	91.6%	67,470	Shoppers Food Warehouse
Somerset Crossing	JV-M	VA	Washington DC	Mid-Atlantic	2002	2002	104,553	104,128	100.00%	100.0%	67,045	Shoppers Food Warehouse
Statler Square Phase I		VA	None	Mid-Atlantic	1996	1998	133,660	133,660	97.91%	97.9%	65,003	Kroger
Tall Oaks Village Center		VA	Washington DC	Mid-Atlantic	1998	2002	69,331	71,953	100.00%	100.0%	38,763	Giant
The Market at Opitz Crossing		VA	Washington DC	Mid-Atlantic	2003	2003	149,810	149,810	99.29%	98.9%	51,922	Safeway
Village Center at Dulles	JV-C	VA	Washington DC	Mid-Atlantic	1991	2002	298,601	298,601	99.18%	99.3%	48,424	Shoppers Food Warehouse

		VA					1,272,369	1,486,539	89.1%	90.4%	680,990	12

Regional Totals				Mid-Atlantic			1,796,023	2,028,000	90.7%	92.1%	821,835	15

Midwest Region
Baker Hill Center	JV-C	IL	Chicago	Midwest	1998	2004	—	135,285	NA	97.9%	72,397	Dominicks
Deer Grove Center	JV-C	IL	Chicago	Midwest	1996	2004	—	234,556	NA	98.8%	65,816	Dominicks
Fox Lake Crossing	JV-C	IL	Chicago	Midwest	2002	2004	—	99,072	NA	95.5%	65,977	Dominicks
Frankfort Crossing Shopping Center		IL	Chicago	Midwest	1992	2003	107,734	114,534	98.19%	96.0%	64,937	Jewel
Geneva Crossing	JV-C	IL	Chicago	Midwest	1997	2004	—	123,182	NA	100.0%	72,385	Dominicks
Hinsdale		IL	Chicago	Midwest	1986	1998	178,975	178,975	98.99%	100.0%	69,540	Dominicks
Shorewood Crossing	JV-C	IL	Chicago	Midwest	2001	2004	—	87,705	NA	100.0%	65,977	Dominicks
Stearns Crossing	JV-C	IL	Chicago	Midwest	1999	2004	—	96,613	NA	100.0%	65,613	Dominicks
Westbrook Commons		IL	Chicago	Midwest	1984	2001	121,502	121,502	92.84%	95.1%	51,304	Dominicks

		IL					408,211	1,191,424	97.0%	98.3%	593,946	9

Franklin Square	JV-M	KY	Lexington	Midwest	1988	1998	203,317	203,317	97.93%	97.0%	50,499	Kroger
Shoppes of Ft Wright		KY	Cincinnati	Midwest	2003	2003	20,360	—	93.12%	0.0%	—	—
Silverlake	JV-M	KY	Cincinnati	Midwest	1988	1998	99,352	99,352	98.49%	98.5%	60,000	Kroger

		KY					323,029	302,669	97.8%	97.5%	110,499	2

PORTFOLIO SUMMARY REPORT BY REGION

September 30, 2004

							Company Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Sep-04	Dec-03	Sep-04	Grocery Anchor GLA	Grocery Anchor

Fenton Marketplace		MI	Flint	Midwest	1999	1999	97,224	97,224	98.56%	98.6%	53,739	Farmer Jack
Independence Square		MI	Detroit	Midwest	2004	2003	88,995	89,083	72.50%	91.8%	60,137	Kroger
Lakeshore		MI	Detroit	Midwest	1996	1998	85,940	85,940	85.04%	85.0%	49,465	Kroger
Waterford Towne Center		MI	Detroit	Midwest	1998	1998	96,101	96,101	91.26%	98.5%	60,202	Kroger

		MI					368,260	368,348	87.2%	93.8%	223,543	4

St Ann Square		MO	St. Louis	Midwest	1986	1998	82,498	—	91.48%	0.0%	—	—

		MO					82,498	—	91.5%	NA	—	0

Beckett Commons		OH	Cincinnati	Midwest	1995	1998	121,498	121,498	100.00%	98.3%	70,815	Kroger
Cherry Grove		OH	Cincinnati	Midwest	1997	1998	195,497	195,497	89.27%	91.3%	66,336	Kroger
Cherry Street Center		OH	Toledo	Midwest	2000	2000	54,660	—	100.00%	0.0%	—	—
East Pointe		OH	Columbus	Midwest	1993	1998	86,524	86,503	98.38%	98.4%	59,120	Kroger
Hyde Park		OH	Cincinnati	Midwest	1995	1997	397,893	397,893	95.23%	98.3%	169,267	Kroger/ Thriftway
Kingsdale Shopping Center		OH	Columbus	Midwest	1999	1997	270,470	268,970	72.09%	58.2%	56,006	Giant Eagle
Kroger New Albany Center	JV-O	OH	Columbus	Midwest	1999	1999	91,722	91,722	100.00%	98.5%	63,805	Kroger
Maxtown Road (Northgate)		OH	Columbus	Midwest	1996	1998	85,100	85,100	100.00%	100.0%	62,000	Kroger
Park Place Shopping Center		OH	Columbus	Midwest	1988	1998	106,833	106,833	96.33%	41.5%	—	—
Regency Commons		OH	Cincinnati	Midwest	2004	2004	—	30,654	NA	26.4%	—	—
Regency Milford Center	JV-MD	OH	Cincinnati	Midwest	2001	2001	108,903	108,903	88.42%	96.1%	65,000	Kroger
Shoppes at Mason		OH	Cincinnati	Midwest	1997	1998	80,800	80,800	97.52%	100.0%	56,800	Kroger
Westchester Plaza		OH	Cincinnati	Midwest	1988	1998	88,181	88,182	100.00%	100.0%	66,523	Kroger
Windmiller Plaza Phase I		OH	Columbus	Midwest	1997	1998	120,362	120,362	97.92%	97.9%	76,555	Kroger
Worthington Park Centre		OH	Columbus	Midwest	1991	1998	93,095	93,095	94.21%	94.2%	52,337	Kroger

		OH					1,901,538	1,876,012	92.5%	87.3%	864,564	12

Regional Totals				Midwest			3,083,536	3,738,453	93.0%	92.3%	1,792,552	27

Pacific Region
Alameda Bridgeside Shopping Center		CA	Orange County	Pacific	2004	2003	103,510	105,423	60.31%	55.6%	58,600	Nob Hill
Amerige Heights Town Center	JV-MD	CA	Los Angeles	Pacific	2000	2000	96,679	96,679	100.00%	100.0%	57,560	Albertson’s
Bear Creek Village Center		CA	Riverside-San Bernardino	Pacific	2004	2003	81,219	80,318	65.62%	90.4%	44,093	Stater Brother
Blossom Valley		CA	San Jose	Pacific	1990	1999	93,315	93,316	94.40%	100.0%	34,208	Safeway
Campus Marketplace	JV-M	CA	San Diego	Pacific	2000	2000	144,288	144,288	100.00%	99.0%	58,527	Ralph’s
Clayton Valley		CA	Oakland	Pacific	2004	2003	236,683	236,683	83.18%	82.4%	47,541	Safeway
Corral Hollow		CA	Stockton	Pacific	2000	2000	167,118	167,184	100.00%	100.0%	65,715	Safeway
Costa Verde		CA	San Diego	Pacific	1988	1999	178,622	178,622	100.00%	95.1%	40,000	Albertson’s
Diablo Plaza		CA	Oakland	Pacific	1982	1999	63,214	63,214	100.00%	100.0%	53,000	Safeway
El Camino		CA	Los Angeles	Pacific	1995	1999	135,883	135,884	100.00%	99.1%	35,650	Von’s Food & Drug
El Cerrito Plaza	JV-MD	CA	San Francisco	Pacific	2000	2000	255,953	256,034	96.30%	98.0%	77,888	Albertson’s/ Trader Joe’s
El Norte Parkway Pla		CA	San Diego	Pacific	1984	1999	87,990	87,990	82.46%	84.0%	42,315	Von’s Food & Drug
Encina Grande		CA	Oakland	Pacific	1965	1999	102,499	102,499	93.81%	100.0%	22,500	Safeway
Falcon Ridge		CA	Riverside-San Bernardino	Pacific	2004	2003	245,857	231,211	21.28%	84.9%	43,718	Stater Brothers
Folsom Prairie City Crossing		CA	Sacramento	Pacific	1999	1999	93,134	93,134	91.31%	95.0%	55,255	Safeway
French Valley		CA	Riverside-San Bernardino	Pacific	2004	2004	—	103,092	NA	16.6%	—	—
Friars Mission		CA	San Diego	Pacific	1989	1999	146,897	146,897	100.00%	100.0%	55,303	Ralph’s
Garden Village Shopping Center	JV-M	CA	Los Angeles	Pacific	2000	2000	112,852	112,767	100.00%	100.0%	57,050	Albertson’s
Gelson’s Westlake Market Plaza		CA	Ventura	Pacific	2002	2002	84,468	84,848	84.71%	96.8%	37,500	Gelsons
Gilroy		CA	San Jose	Pacific	2003	2002	334,409	329,457	89.58%	98.1%	—	—
Hasley Canyon Village		CA	Los Angeles	Pacific	2003	2003	69,800	69,800	81.02%	97.7%	51,800	Ralph’s
Heritage Plaza		CA	Orange County	Pacific	1981	1999	231,602	231,602	98.94%	98.9%	44,376	Ralph’s
Loehmanns Plaza California		CA	San Jose	Pacific	1983	1999	113,310	113,310	100.00%	100.0%	53,000	Safeway

PORTFOLIO SUMMARY REPORT BY REGION

September 30, 2004

							Company Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Sep-04	Dec-03	Sep-04	Grocery Anchor GLA	Grocery Anchor

Morningside Plaza		CA	Orange County	Pacific	1996	1999	91,600	91,600	100.00%	96.5%	42,630	Stater Brother
Newland Center		CA	Orange County	Pacific	1985	1999	149,174	149,174	100.00%	100.0%	58,000	Albertson’s
Oakbrook Plaza		CA	Ventura	Pacific	1982	1999	83,279	83,279	98.20%	100.0%	43,842	Albertson’s
Pacific Coast Plaza	JV-O	CA	Los Angeles	Pacific	2003	2003	13,212	—	100.00%	0.0%	—	—
Park Plaza Shopping Center	JV-C	CA	Los Angeles	Pacific	1991	2001	193,529	197,166	91.78%	95.7%	28,210	Von’s Food & Drug
Plaza Hermosa		CA	Los Angeles	Pacific	1984	1999	94,940	94,940	100.00%	100.0%	36,800	Von’s Food & Drug
Powell Street Plaza		CA	Oakland	Pacific	1987	2001	165,928	165,928	98.05%	100.0%	10,122	Trader Joe’s
Rona Plaza		CA	Orange County	Pacific	1989	1999	51,754	51,754	100.00%	100.0%	37,194	Food 4 Less
Rosecrans & Inglewood		CA	Los Angeles	Pacific	2002	2002	12,000	—	100.00%	0.0%	—	—
San Leandro		CA	Oakland	Pacific	1982	1999	50,432	50,432	100.00%	100.0%	38,250	Safeway
Santa Ana Downtown		CA	Orange County	Pacific	1987	1999	100,305	100,305	98.83%	100.0%	37,972	Food 4 Less
Seal Beach	JV-C	CA	Orange County	Pacific	1966	2002	74,215	74,214	98.90%	93.8%	25,000	Safeway
Sequoia Station		CA	San Francisco	Pacific	1996	1999	103,148	103,148	100.00%	100.0%	62,050	Safeway
Strawflower Village		CA	San Francisco	Pacific	1985	1999	78,827	78,827	100.00%	100.0%	33,753	Safeway
Tassajara Crossing		CA	Oakland	Pacific	1990	1999	146,188	146,188	100.00%	100.0%	56,496	Safeway
The Shops of Santa Barbara		CA	Santa Barbara	Pacific	2004	2003	35,135	35,135	81.83%	84.5%	—	—
Torrance Strouds		CA	Los Angeles	Pacific	2002	2002	13,435	—	100.00%	0.0%	—	—
Twin Peaks		CA	San Diego	Pacific	1988	1999	198,139	198,139	97.92%	99.4%	44,686	Albertson’s
Valencia Crossroads		CA	Los Angeles	Pacific	2003	2002	180,517	167,857	100.00%	100.0%	35,000	Whole Foods
Ventura Village		CA	Ventura	Pacific	1984	1999	76,070	76,070	100.00%	100.0%	42,500	Von’s Food & Drug
Victoria Gateway Center		CA	Riverside-San Bernardino	Pacific	2004	2003	97,862	94,787	68.86%	79.1%	—	—
Vista Village Phase I & II		CA	San Diego	Pacific	2003	2002	164,262	175,310	84.69%	81.7%	25,000	Sprout’s
West Park Plaza		CA	San Jose	Pacific	1996	1999	88,103	88,103	100.00%	100.0%	24,712	Safeway
Westlake Village Plaza and Center		CA	Ventura	Pacific	1975	1999	190,525	190,519	97.01%	98.0%	41,300	Von’s Food & Drug
Westridge		CA	Los Angeles	Pacific	2003	2001	97,286	92,287	95.89%	100.0%	50,782	Albertson’s
Woodman Van Nuys		CA	Los Angeles	Pacific	1992	1999	107,614	107,614	100.00%	100.0%	77,648	Gigante
Woodside Central		CA	San Francisco	Pacific	1993	1999	80,591	80,591	100.00%	100.0%	—	—

		CA					5,917,372	5,957,619	91.4%	94.2%	1,887,546	42

Cherry Park Market	JV-M	OR	Portland	Pacific	1997	1999	113,518	113,518	91.74%	90.1%	55,164	Safeway
Hillsboro Market Center	JV-M	OR	Portland	Pacific	2000	2000	150,356	150,080	92.46%	100.0%	57,370	Albertson’s
McMinnville Market Center		OR	Portland	Pacific	2003	2003	74,400	74,300	83.45%	95.0%	53,641	Albertson’s
Murrayhill Marketplace		OR	Portland	Pacific	1988	1999	149,215	149,215	86.57%	89.5%	41,132	Safeway
Sherwood Crossroads		OR	Portland	Pacific	1999	1999	84,266	84,266	95.73%	95.7%	55,227	Safeway
Sherwood Market Center		OR	Portland	Pacific	1995	1999	124,257	124,257	98.31%	98.3%	49,793	Albertson’s
Sunnyside 205		OR	Portland	Pacific	1988	1999	53,094	52,710	98.15%	100.0%	—	—
Walker Center		OR	Portland	Pacific	1987	1999	89,609	89,610	93.98%	98.6%	—	—

		OR					838,715	837,956	92.2%	95.5%	312,327	6

PORTFOLIO SUMMARY REPORT BY REGION

September 30, 2004

							Company Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Sep-04	Dec-03	Sep-04	Grocery Anchor GLA	Grocery Anchor

Cascade Plaza	JV-C	WA	Seattle	Pacific	1999	1999	217,657	211,072	99.21%	100.0%	49,440	Safeway
Inglewood Plaza		WA	Seattle	Pacific	1985	1999	17,253	17,253	100.00%	100.0%	—	—
James Center	JV-M	WA	Tacoma	Pacific	1999	1999	140,240	140,240	95.52%	95.4%	68,273	Fred Myer
Padden Parkway Market Center		WA	Portland	Pacific	2003	2002	88,569	83,569	75.91%	80.1%	52,443	Albertson’s
Pine Lake Village		WA	Seattle	Pacific	1989	1999	102,953	102,953	100.00%	100.0%	40,982	Quality Foods
Sammamish Highland		WA	Seattle	Pacific	1992	1999	101,289	101,289	97.24%	100.0%	55,000	Safeway
South Point Plaza		WA	Seattle	Pacific	1997	1999	190,355	190,355	97.48%	100.0%	55,443	Cost Cutters
Southcenter		WA	Seattle	Pacific	1990	1999	58,282	58,282	100.00%	100.0%	—	—
Spokane Valley		WA	None	Pacific	2004	2003	—	37,887	NA	93.4%	—	—
Thomas Lake		WA	Seattle	Pacific	1998	1999	103,872	103,872	100.00%	100.0%	50,065	Albertson’s

		WA					1,020,470	1,046,772	96.4%	97.6%	371,646	7

Regional Totals				Pacific			7,776,557	7,842,347	92.1%	94.8%	2,571,519	55

Southeast Region
Southgate Village Shopping Ctr	JV-M	AL	Birmingham	Southeast	1988	2001	75,092	75,092	100.00%	100.0%	46,733	Publix
The Marketplace Alex City		AL	None	Southeast	1987	1993	162,723	—	95.70%	0.0%	—	—
Phenix Crossing		AL	None	Southeast	2004	2003	56,563	56,563	77.82%	95.1%	38,997	Publix
Trace Crossing		AL	Birmingham	Southeast	2002	2001	74,130	74,130	85.55%	95.2%	51,420	Publix
Valleydale Village Shop Center		AL	Birmingham	Southeast	2003	2002	118,466	118,466	66.50%	66.7%	44,271	Publix
Village in Trussville		AL	Birmingham	Southeast	1987	1993	56,356	56,356	84.03%	100.0%	38,380	Bruno’s

		AL					543,330	380,607	85.5%	88.0%	219,801	5

Anastasia Plaza	JV-M	FL	Jacksonville	Southeast	1988	1993	102,342	102,342	91.33%	91.3%	48,555	Publix
Aventura Shopping Center		FL	Miami	Southeast	1974	1994	102,876	102,876	89.51%	89.5%	35,908	Publix
Beneva Village Shops		FL	Sarasota	Southeast	1987	1998	141,532	141,532	94.87%	97.4%	42,112	Publix
Berkshire Commons		FL	Naples	Southeast	1992	1994	106,354	106,354	98.65%	100.0%	65,537	Publix
Bloomingdale		FL	Tampa	Southeast	1987	1998	267,935	267,935	99.62%	99.9%	39,795	Publix
Bolton Plaza		FL	Jacksonville	Southeast	1988	1994	172,938	172,938	94.28%	93.4%	—	—
Boynton Lakes Plaza		FL	West Palm Beach	Southeast	1993	1997	130,924	130,924	100.00%	96.9%	56,000	Winn-Dixie
Carriage Gate		FL	Tallahassee	Southeast	1978	1994	76,833	76,833	95.64%	95.6%	—	—
Chasewood Plaza		FL	West Palm Beach	Southeast	1986	1993	155,603	155,603	96.62%	98.5%	54,420	Publix
Courtyard Shopping Center		FL	Jacksonville	Southeast	1987	1993	137,256	137,256	100.00%	100.0%	62,771	Albertson’s
East Port Plaza		FL	Fort Pierce	Southeast	1991	1997	235,842	235,842	71.57%	55.4%	42,112	Publix
East Towne Shopping Center		FL	Orlando	Southeast	2003	2002	69,841	69,841	78.24%	94.3%	44,840	Publix
Fleming Island		FL	Jacksonville	Southeast	2000	1998	136,662	136,662	98.28%	100.0%	47,955	Publix
Garden Square		FL	Miami	Southeast	1991	1997	90,258	90,258	97.51%	97.9%	42,112	Publix
Grande Oak		FL	Ft Myers-Cape Coral	Southeast	2000	2000	78,784	78,784	100.00%	98.2%	54,379	Publix
Highland Square	JV-M	FL	Jacksonville	Southeast	1999	1998	262,194	262,194	98.82%	96.1%	84,314	Publix/Winn-Dixie
John’s Creek Shopping Center		FL	Jacksonville	Southeast	2004	2003	90,041	105,414	49.80%	70.3%	44,840	Publix
Julington Village	JV-C	FL	Jacksonville	Southeast	1999	1999	81,821	81,820	100.00%	100.0%	51,420	Publix

PORTFOLIO SUMMARY BY REGION

September 30, 2004

							Company Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Sep-04	Dec-03	Sep-04	Grocery Anchor GLA	Grocery Anchor

Kings Crossing Sun City	JV-M	FL	Tampa	Southeast	1999	1999	75,020	75,020	100.00%	100.0%	51,420	Publix
Lynnhaven	JV-M	FL	Panama City	Southeast	2001	2001	63,871	63,871	100.00%	100.0%	44,271	Publix
Mainstreet Square		FL	Orlando	Southeast	1988	1997	107,134	107,134	87.70%	94.9%	56,000	Winn-Dixie
Mariners Village		FL	Orlando	Southeast	1986	1997	133,440	133,440	96.35%	96.4%	45,500	Winn-Dixie
Marketplace St. Pete		FL	Tampa	Southeast	1983	1995	90,296	90,296	98.77%	98.9%	36,464	Publix
Martin Downs Village Center		FL	Fort Pierce	Southeast	1985	1993	121,946	121,946	100.00%	100.0%	—	—
Martin Downs Village Shoppes		FL	Fort Pierce	Southeast	1998	1993	49,773	49,743	86.33%	100.0%	—	—
Millhopper		FL	Gainesville	Southeast	1974	1993	84,065	84,065	98.51%	100.0%	37,244	Publix
Newberry Square		FL	Gainesville	Southeast	1986	1994	180,524	180,524	96.54%	93.7%	39,795	Publix
Ocala Corners	JV-M	FL	Tallahassee	Southeast	2000	2000	86,772	86,772	100.00%	100.0%	61,171	Publix
Ocean Breeze		FL	Fort Pierce	Southeast	1985	1993	108,209	108,209	83.55%	83.0%	36,464	Publix
Old St. Augustine Plaza		FL	Jacksonville	Southeast	1990	1996	175,459	175,459	99.40%	100.0%	51,832	Publix
Palm Harbor Shopping Village	JV-M	FL	Daytona Beach	Southeast	1991	1996	172,758	172,758	99.73%	99.7%	45,254	Publix
Palm Trails Plaza		FL	Fort Lauderdale	Southeast	1998	1997	76,067	76,067	100.00%	98.4%	59,562	Winn-Dixie
Peachland Promenade		FL	Punta Gorda	Southeast	1991	1995	82,082	82,082	94.09%	97.2%	48,890	Publix
Pebblebrook Plaza	JV-M	FL	Naples	Southeast	2000	2000	76,767	76,767	100.00%	100.0%	61,166	Publix
Pine Tree Plaza		FL	Jacksonville	Southeast	1999	1997	60,787	60,787	100.00%	97.4%	37,866	Publix
Regency Court		FL	Jacksonville	Southeast	1992	1997	218,649	218,649	99.42%	97.9%	—	—
Regency Square Brandon		FL	Tampa	Southeast	1986	1993	349,848	349,848	95.55%	93.9%	—	—
Regency Village	JV-O	FL	Orlando	Southeast	2002	2000	83,170	83,170	87.49%	89.4%	54,379	Publix
Shoppes @ 104	JV-M	FL	Miami	Southeast	1990	1998	108,192	108,192	98.71%	98.7%	46,368	Winn-Dixie
Shops of San Marco	JV-O	FL	West Palm Beach	Southeast	2002	2002	91,537	91,537	100.00%	100.0%	44,271	Publix
Starke		FL	Jacksonville	Southeast	2000	2000	12,738	12,739	100.00%	100.0%	—	—
Town Center at Martin Downs		FL	Fort Pierce	Southeast	1996	1996	64,546	64,546	100.00%	100.0%	56,146	Publix
Town Square		FL	Tampa	Southeast	1999	1997	44,679	44,679	97.46%	99.3%	—	—
University Collection		FL	Tampa	Southeast	1984	1996	106,899	106,899	95.32%	90.5%	40,143	Kash N Karry
University Marketplace		FL	Miami	Southeast	1990	1993	129,121	—	93.26%	0.0%	—	—
Village Center 6		FL	Tampa	Southeast	1993	1995	181,110	181,110	98.45%	97.6%	36,434	Publix
Vineyard Shopping Center		FL	Tallahassee	Southeast	2002	2001	62,821	62,821	83.84%	88.3%	44,271	Publix
Welleby		FL	Fort Lauderdale	Southeast	1982	1996	109,949	109,949	98.91%	100.0%	46,779	Publix
Wellington Town Square		FL	West Palm Beach	Southeast	1982	1996	105,150	111,310	94.25%	96.4%	44,840	Publix
Willa Springs Shopping Center		FL	Orlando	Southeast	2000	2000	89,930	89,930	100.00%	100.0%	44,271	Publix

		FL					5,943,345	5,835,727	94.9%	94.7%	1,987,871	41

Ashford Place		GA	Atlanta	Southeast	1993	1997	53,450	53,450	98.57%	100.0%	—	—
Briarcliff La Vista		GA	Atlanta	Southeast	1962	1997	39,203	39,203	100.00%	100.0%	—	—
Briarcliff Village		GA	Atlanta	Southeast	1990	1997	187,156	187,156	98.51%	100.0%	43,454	Publix
Buckhead Court		GA	Atlanta	Southeast	1984	1997	55,235	55,235	81.24%	83.8%	—	—

PORTFOLIO SUMMARY REPORT IN REGION

September 30, 2004

							Company Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Sep-04	Dec-03	Sep-04	Grocery Anchor GLA	Grocery Anchor
Cambridge Square Shopping Ctr		GA	Atlanta	Southeast	1979	1996	71,475	71,475	98.95%	100.0%	40,852	Kroger
Cromwell Square		GA	Atlanta	Southeast	1990	1997	70,282	70,282	100.00%	96.4%	—	—
Cumming 400		GA	Atlanta	Southeast	1994	1997	126,900	126,900	95.90%	94.6%	56,146	Publix
Delk Spectrum		GA	Atlanta	Southeast	1991	1998	100,539	100,539	100.00%	96.8%	45,044	Publix
Dunwoody Hall		GA	Atlanta	Southeast	1986	1997	89,351	89,351	100.00%	99.1%	44,271	Publix
Dunwoody Village		GA	Atlanta	Southeast	1975	1997	120,597	120,598	92.00%	83.4%	18,400	Fresh Market
Killian Hill Center	JV-M	GA	Atlanta	Southeast	2000	2000	113,216	113,216	97.55%	97.5%	54,340	Publix
Loehmanns Plaza Georgia		GA	Atlanta	Southeast	1986	1997	137,601	137,601	95.36%	92.0%	—	—
Memorial Bend Shopping Center		GA	Atlanta	Southeast	1995	1997	177,283	177,283	95.46%	94.3%	56,146	Publix
Orchard Square	JV-M	GA	Atlanta	Southeast	1987	1995	93,222	93,222	94.85%	94.9%	44,271	Publix
Paces Ferry Plaza		GA	Atlanta	Southeast	1987	1997	61,696	61,696	100.00%	100.0%	—	—
Powers Ferry Square		GA	Atlanta	Southeast	1987	1997	97,705	97,706	91.59%	91.6%	—	—
Powers Ferry Village		GA	Atlanta	Southeast	1994	1997	78,996	78,996	99.87%	99.9%	47,955	Publix
Rivermont Station		GA	Atlanta	Southeast	1996	1997	90,267	90,267	100.00%	100.0%	58,261	Kroger
Roswell Village	JV-C	GA	Atlanta	Southeast	1997	1997	145,334	145,334	83.67%	81.7%	37,888	Publix
Russell Ridge		GA	Atlanta	Southeast	1995	1994	98,558	98,559	100.00%	98.8%	63,296	Kroger

		GA					2,008,066	2,008,069	95.8%	94.7%	610,324	13

Bent Tree Plaza	JV-M	NC	Raleigh	Southeast	1994	1998	79,503	79,503	100.00%	98.5%	54,153	Kroger
Carmel Commons		NC	Charlotte	Southeast	1979	1997	132,651	132,651	93.24%	96.9%	14,300	Fresh Market
Garner		NC	Raleigh	Southeast	1998	1998	221,776	221,776	100.00%	98.9%	57,590	Kroger
Glenwood Village		NC	Raleigh	Southeast	1983	1997	42,864	42,864	89.73%	97.4%	27,764	Harris Teeter
Kernersville Plaza		NC	Greensboro	Southeast	1997	1998	72,590	72,590	100.00%	100.0%	57,590	Harris Teeter
Lake Pine Plaza		NC	Raleigh	Southeast	1997	1998	87,691	87,691	100.00%	93.6%	57,590	Kroger
Maynard Crossing		NC	Raleigh	Southeast	1997	1998	122,832	122,782	100.00%	95.3%	55,973	Kroger
Southpoint Crossing		NC	Raleigh	Southeast	1998	1998	103,128	103,128	100.00%	97.3%	59,160	Kroger
Union Square Shopping Center		NC	Charlotte	Southeast	1989	1996	97,191	97,191	100.00%	100.0%	33,000	Harris Teeter
Woodcroft Shopping Center		NC	Raleigh	Southeast	1984	1996	89,835	89,835	100.00%	97.0%	40,832	Food Lion

		NC					1,050,061	1,050,011	98.7%	97.5%	457,952	10

Merchants Village	JV-M	SC	Charleston	Southeast	1997	1997	79,724	79,724	100.00%	100.0%	37,888	Publix
Murray Landing		SC	Columbia	Southeast	2003	2002	64,441	64,441	91.35%	93.8%	44,840	Publix
Pelham Commons		SC	Greenville	Southeast	2003	2002	76,541	76,541	90.58%	90.5%	44,271	Publix
Queensborough	JV-O	SC	Charleston	Southeast	1993	1998	82,333	82,333	100.00%	100.0%	65,796	Publix
Rosewood Shopping Center	JV-M	SC	Columbia	Southeast	2001	2001	36,887	36,887	95.12%	100.0%	27,887	Publix

		SC					339,926	339,926	95.7%	96.7%	220,682	5

PORTFOLIO SUMMARY REPORT BY REGION

September 30, 2004

							Company Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Sep-04	Dec-03	Sep-04	Grocery Anchor GLA	Grocery Anchor
Dickson (Hwy 46 & 70)		TN	None	Southeast	1998	1998	10,908	10,908	100.00%	100.0%	—	—
Harpeth Village Fieldstone		TN	Nashville	Southeast	1998	1997	70,091	70,091	100.00%	100.0%	55,377	Publix
Nashboro		TN	Nashville	Southeast	1998	1998	86,811	86,811	95.16%	98.4%	61,224	Kroger
Northlake Village I & II		TN	Nashville	Southeast	1988	2000	151,629	151,629	92.48%	91.6%	64,537	Kroger
Peartree Village		TN	Nashville	Southeast	1997	1997	114,795	114,795	100.00%	100.0%	65,538	Harris Teeter
West End Avenue		TN	Nashville	Southeast	1998	1998	10,000	10,000	100.00%	100.0%	—	—

		TN					444,234	444,234	96.5%	96.8%	246,676	4

Regional Totals				Southeast			10,328,962	10,058,574	95.1%	94.9%	3,743,306	78

Southwest Region
Anthem Marketplace		AZ	Phoenix	Southwest	2000	2003	113,292	113,292	100.00%	98.9%	55,256	Safeway
The Shops		AZ	Phoenix	Southwest	2000	2003	35,710	35,710	86.89%	95.5%	—	—
Palm Valley Marketplace	JV-C	AZ	Phoenix	Southwest	1999	2001	107,629	107,647	96.26%	100.0%	55,403	Safeway
Paseo Village		AZ	Phoenix	Southwest	1998	1999	92,399	92,399	67.20%	59.1%	—	—
Pima Crossing		AZ	Phoenix	Southwest	1996	1999	239,438	239,438	100.00%	100.0%	—	—
Stonebridge Center		AZ	Phoenix	Southwest	2000	2000	30,236	—	75.93%	0.0%	—	—
The Provinces		AZ	Phoenix	Southwest	2000	2000	34,202	—	72.83%	0.0%	—	—

		AZ					652,906	588,486	91.5%	93.1%	110,659	2

Belleview Square Shopping Center		CO	Denver	Southwest	1978	2004	—	117,085	NA	100.0%	65,104	King Soopers
Boulevard Center		CO	Denver	Southwest	1986	1999	88,511	88,511	92.04%	96.3%	52,700	Safeway
Buckley Square		CO	Denver	Southwest	1978	1999	111,146	111,146	100.00%	98.3%	62,400	King Soopers
Centerplace of Greeley		CO	Greeley	Southwest	2003	2002	148,610	148,575	76.22%	93.8%	58,374	Safeway
Centerplace of Greeley II		CO	Greeley	Southwest	2003	2002	98,124	—	90.10%	0.0%	—	—
Cheyenne Meadows	JV-M	CO	Colorado Springs	Southwest	1998	1998	89,893	89,893	100.00%	100.0%	69,913	King Soopers
Crossroads Commons	JV-C	CO	Boulder	Southwest	1986	2001	144,288	144,288	100.00%	98.9%	40,846	Whole Foods
Hilltop Village		CO	Denver	Southwest	2003	2002	100,048	100,028	84.89%	91.4%	66,000	King Soopers
Leetsdale Marketplace		CO	Denver	Southwest	1993	1999	119,916	119,916	100.00%	96.7%	62,600	Safeway
Littleton Square		CO	Denver	Southwest	1997	1999	94,257	94,257	100.00%	99.0%	49,751	King Soopers
Lloyd King Center		CO	Denver	Southwest	1998	1998	83,326	83,326	100.00%	100.0%	61,040	King Soopers
Monument Jackson Creek		CO	Colorado Springs	Southwest	1999	1998	85,263	85,263	100.00%	100.0%	69,913	King Soopers
New Windsor Marketplace		CO	Greeley	Southwest	2003	2002	95,877	95,877	76.08%	84.9%	66,507	King Soopers
Stroh Ranch		CO	Denver	Southwest	1998	1998	93,436	93,436	100.00%	100.0%	69,719	King Soopers
Willow Creek Center	JV-C	CO	Denver	Southwest	1985	2001	166,421	162,896	97.88%	91.6%	53,294	Safeway
Woodmen Plaza		CO	Colorado Springs	Southwest	1998	1998	104,558	104,558	100.00%	98.7%	69,716	King Soopers

		CO					1,623,674	1,639,055	94.2%	96.4%	917,877	15

Addison Town Center	JV-C	TX	Dallas	Southwest	1993	2003	183,983	183,983	79.16%	86.5%	50,540	Kroger
Alden Bridge		TX	Houston	Southwest	1998	2002	138,952	138,953	96.51%	96.5%	67,768	Kroger
Arapaho Village		TX	Dallas	Southwest	1997	1999	103,033	103,033	82.80%	82.8%	43,256	Tom Thumb
Atascocita Center		TX	Houston	Southwest	2003	2002	94,180	94,180	77.46%	80.3%	62,680	Kroger
Bethany Park Place		TX	Dallas	Southwest	1998	1998	74,066	74,066	100.00%	100.0%	58,374	Kroger

PORTFOLIO SUMMARY REPORT BY REGION

September 30, 2004

							Company Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Sep-04	Dec-03	Sep-04	Grocery Anchor GLA	Grocery Anchor
Casa Linda Plaza		TX	Dallas	Southwest	1997	1999	324,639	324,639	85.09%	81.1%	59,561	Albertson’s
Champions Forest		TX	Houston	Southwest	1983	1999	115,247	115,247	88.61%	86.9%	56,457	Randall’s Food
Cochran’s Crossing		TX	Houston	Southwest	1994	2002	138,192	138,192	100.00%	100.0%	63,449	Kroger
Cooper Street		TX	Fort Worth	Southwest	1992	1999	133,196	133,196	100.00%	100.0%	—	—
Creekside	JV-O	TX	Fort Worth	Southwest	1998	1998	101,016	—	98.61%	0.0%	—	—
Fort Bend Center		TX	Houston	Southwest	2000	2000	30,164	30,164	76.39%	79.0%	67,106	Kroger
Hancock		TX	Austin	Southwest	1998	1999	410,438	410,438	96.75%	97.3%	90,217	H.E.B.
Hebron Park	JV-M	TX	Dallas	Southwest	1999	1999	46,800	46,800	88.03%	85.6%	59,460	Albertson’s
Hillcrest Village		TX	Dallas	Southwest	1991	1999	14,530	14,530	100.00%	100.0%	—	—
Indian Springs Center	JV-O	TX	Houston	Southwest	2003	2002	135,756	135,757	63.78%	85.2%	79,000	H.E.B.
Keller Town Center		TX	Fort Worth	Southwest	1999	1999	114,937	114,937	96.71%	98.4%	63,631	Tom Thumb
Kleinwood Center		TX	Houston	Southwest	2003	2002	152,906	152,886	72.52%	84.8%	78,348	H.E.B.
Lebanon/Legacy Center		TX	Dallas	Southwest	2002	2000	56,669	56,669	64.65%	69.8%	62,804	Albertson’s
MacArthur Park Phase II	JV-C	TX	Dallas	Southwest	1999	1999	198,443	198,443	100.00%	100.0%	63,373	Kroger
Main Street Center		TX	Dallas	Southwest	2002	2002	42,821	42,922	70.13%	70.0%	62,322	Albertson’s
Market at Preston Forest		TX	Dallas	Southwest	1990	1999	90,171	91,624	100.00%	100.0%	51,818	Tom Thumb
Market at Round Rock		TX	Austin	Southwest	1987	1999	123,046	123,046	95.81%	94.2%	63,800	Albertson’s
Matlock Center		TX	Dallas	Southwest	2000	2000	40,068	—	91.75%	0.0%	—	—
Mills Pointe		TX	Dallas	Southwest	1986	1999	126,186	126,186	85.32%	85.0%	52,688	Tom Thumb
Mockingbird Common		TX	Dallas	Southwest	1987	1999	120,321	120,321	91.15%	86.4%	48,525	Tom Thumb
North Hills		TX	Austin	Southwest	1995	1999	144,019	144,019	100.00%	100.0%	60,465	H.E.B.
Northview Plaza		TX	Dallas	Southwest	1991	1999	116,016	116,016	90.32%	88.8%	58,890	Kroger
Panther Creek		TX	Houston	Southwest	1994	2002	165,660	165,560	93.36%	94.4%	65,800	Randall’s Food
Preston Park		TX	Dallas	Southwest	1985	1999	273,396	273,396	78.24%	77.7%	52,688	Tom Thumb
Prestonbrook		TX	Dallas	Southwest	1998	1998	91,274	91,274	100.00%	100.0%	63,373	Kroger
Prestonwood Park		TX	Dallas	Southwest	1999	1999	101,024	101,024	88.38%	82.5%	62,322	Albertson’s
Rockwall		TX	Dallas	Southwest	2004	2002	65,644	65,644	0.00%	0.0%	57,017	Tom Thumb
Shiloh Springs		TX	Dallas	Southwest	1998	1998	110,040	110,040	93.64%	100.0%	60,932	Kroger
Signature Plaza		TX	Dallas	Southwest	2004	2003	28,795	28,795	0.00%	67.8%	61,962	Kroger

PORTFOLIO SUMMARY REPORT BY REGION

September 30, 2004

							Company Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Sep-04	Dec-03	Sep-04	Grocery Anchor GLA	Grocery Anchor
Southlake	JV-O	TX	Fort Worth	Southwest	1998	1998	118,092	—	96.42%	0.0%	—	—
Southpark		TX	Tyler	Southwest	1997	1999	147,088	—	97.96%	0.0%	—	—
Spring West Center		TX	Houston	Southwest	2004	2003	128,796	144,060	72.89%	77.8%	109,121	H.E.B.
Sterling Ridge		TX	Houston	Southwest	2000	2002	128,643	128,643	100.00%	100.0%	63,373	Kroger
Sweetwater Plaza	JV-C	TX	Houston	Southwest	2000	2001	134,045	134,045	100.00%	100.0%	65,241	Kroger
Trophy Club		TX	Fort Worth	Southwest	1999	1999	106,607	106,607	85.30%	85.3%	63,654	Tom Thumb
Valley Ranch Centre		TX	Dallas	Southwest	1997	1999	117,187	117,187	86.69%	86.3%	55,750	Tom Thumb

		TX					5,086,086	4,696,522	88.1%	88.8%	2,205,765	35

Regional Totals				Southwest			7,362,666	6,924,063	89.8%	91.0%	3,234,301	52

Regency Centers Total							30,347,744	30,591,437	92.6%	93.5%	12,163,513	227

	Company Owned GLA		% Leased
Stabilized Properties	Dec-03	Sep-04	Dec-03	Sep-04
Alabama	424,864	262,141	90.8%	97.6%
Arizona	652,906	588,486	91.5%	93.1%
California	4,918,179	4,860,995	97.2%	98.5%
Colorado	1,427,749	1,443,150	96.1%	97.5%
Delaware	240,418	240,418	99.5%	99.9%
Florida	5,720,642	5,597,651	95.9%	95.3%
Georgia	2,008,066	2,008,069	95.8%	94.7%
Illinois	408,211	1,191,424	97.0%	98.3%
Kentucky	323,029	302,669	97.8%	97.5%
Maryland	188,243	206,050	90.2%	91.7%
Michigan	279,265	279,265	91.9%	94.4%
Mississippi	0	0	0.0%	0.0%
Missouri	82,498	0	91.5%	0.0%
New Hampshire	0	0	0.0%	0.0%
New Jersey	88,993	88,993	89.4%	98.6%
North Carolina	1,050,061	1,050,011	98.7%	97.5%
Ohio	1,901,538	1,845,358	92.5%	88.3%
Oregon	764,315	763,656	93.1%	95.6%
Pennsylvania	6,000	6,000	100.0%	100.0%
South Carolina	263,385	263,385	97.2%	98.5%
Tennessee	444,234	444,234	96.5%	96.8%
Texas	4,380,519	3,975,609	92.5%	91.8%
Virginia	1,008,681	1,107,317	99.3%	99.3%
Washington	931,901	925,316	98.3%	99.3%
Wyoming	0	0	0.0%	0.0%

Total Stabilized Properties	27,513,697	27,450,197	95.4%	95.5%

JV-C:	Joint Venture with Columbia (Oregon Public Employees Retirement Fund)
JV-M:	Joint Venture with Macquarie Country-wide U.S.
JV-MD:	Joint Venture with Macquarie Direct Property U.S.
JV-O:	Other, single property joint venture

SUMMARY OF TENANT RENTS EXCEEDING .5% OF TOTAL RENTS

September 30, 2004

Tenant	Tenant GLA*	% of Company Owned GLA *	Pro-Rata Annualized Base Rent*	% of Pro-Rata Annualized Company Base Rent	Total # of Leased Stores	# of Leased Stores in JV
Kroger	3,369,575	11.0%	25,788,615	7.90%	56	12
Publix	2,462,074	8.0%	16,270,941	4.98%	54	17
Safeway	1,966,677	6.4%	15,900,952	4.87%	46	13
Albertsons	852,599	2.8%	6,809,241	2.08%	16	3
Blockbuster	371,122	1.2%	6,682,263	2.05%	66	7
H.E.B. Grocery	417,151	1.4%	4,497,612	1.38%	5	1
Walgreens	250,036	0.8%	3,138,219	0.96%	18	2
Kohl’s Department Store	265,782	0.9%	3,079,752	0.94%	3	0
Harris Teeter	244,499	0.8%	2,914,612	0.89%	5	0
Winn Dixie	379,470	1.2%	2,533,716	0.78%	7	2
Washington Mutual Bank	114,191	0.4%	2,524,974	0.77%	31	4
Hallmark	195,393	0.6%	2,259,367	0.69%	44	12
CVS	181,086	0.6%	2,153,725	0.66%	20	3
Starbucks	86,756	0.3%	2,031,627	0.62%	56	12
Long’s Drugs	235,577	0.8%	1,966,942	0.60%	10	2
Shoppers Food Warehouse/ Supervalu	249,809	0.8%	1,946,736	0.60%	4	2
Stater Brothers	130,441	0.4%	1,930,417	0.59%	3	0
Eckerd	112,196	0.4%	1,852,611	0.57%	11	2
Hollywood Video	134,241	0.4%	1,843,565	0.56%	21	9
The UPS Store	110,381	0.4%	1,834,557	0.56%	79	21
Subway	88,830	0.3%	1,805,367	0.55%	69	13
Circuit City	116,860	0.4%	1,764,956	0.54%	4	0
Great Clips	93,868	0.3%	1,754,416	0.54%	73	13
Sav-On Drugs	94,388	0.3%	459,477	0.14%	6	2

		# of Tenant- Owned Stores	Total # of Stores (including Tenant-Owned)
GLA owned & occupied by the anchor not included above:
Albertsons	376,379	6	22
Target	1,131,229	9	16
Wal-Mart	91,524	1	3

	2,161,897

*	GLA includes 100% of the GLA in unconsolidated joint ventures. Pro-Rata Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated joint ventures.

TENANT LEASE EXPIRATIONS

The following table sets forth, for all leases in place as of September 30, 2004, a schedule of the lease expirations of operating properties for the next ten years, assuming that no tenants exercise renewal options:

Lease Expiration Year	Expiring GLA	Percent of Total Company SF	Pro-Rata In-Place Minimum Rent Under Expiring Leases*	Percent of Total Minimum Rent **	In-Place Minimum Rent Under Expiring Leases—at 100%	Expiring A.B.R at 100%
(1)	229,525	0.8%	2,887,788	0.9%	3,343,621	14.57
2004	272,095	1.0%	4,208,845	1.3%	4,797,313	17.63
2005	2,047,037	7.4%	28,853,200	9.2%	33,456,105	16.34
2006	2,762,443	10.0%	36,478,344	11.7%	42,213,379	15.28
2007	3,110,305	11.3%	39,768,710	12.7%	47,569,116	15.29
2008	2,725,078	9.9%	35,769,538	11.5%	41,742,895	15.32
2009	2,445,198	8.9%	35,063,273	11.2%	39,749,826	16.26
2010	1,143,701	4.1%	12,070,873	3.9%	14,395,463	12.59
2011	1,059,593	3.8%	11,418,021	3.7%	14,036,802	13.25
2012	1,267,247	4.6%	13,017,305	4.2%	17,914,871	14.14
2013	828,590	3.0%	10,244,757	3.3%	12,812,048	15.46

10 Year Total	17,890,812	64.9%	229,780,653	73.6%	272,031,439

Thereafter	9,693,736	35.1%	82,615,836	26.4%	104,107,401	10.74

	27,584,548	100.0%	312,396,489	100.0%	376,138,840	13.64

(1)	Leases currently under month to month lease or in process of renewal
*	Expiring GLA includes 100% of the GLA in unconsolidated joint ventures. Pro-Rata In-Place Minimum Rent Under Expiring Leases includes only Regency’s pro-rata share of rent from unconsolidated joint ventures.
**	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

EARNINGS and VALUATION GUIDANCE

September 30, 2004

($000s except per share numbers)	Annual			Quarterly
	2003A	2004E	2005E	1Q04A	2Q04A	3Q04A	4Q04E
FFO / Share before impairment and preferred redemption charges (for actuals please see related press release)		$3.23 - $3.27	$3.40 - $3.49				$0.93 - $0.97
Impairment charges
Preferred unit redemption charges		$(0.07)	$(0.02)				$(0.02)
FFO / Share (for actuals please see related press release)		$3.16 - $3.20	$3.38 - $3.47				$0.91 - $0.95

Operating Portfolio
Occupancy	95.4%	95.0%		95.4%	95.3%	95.5%
Same store growth	2.7%	2.3% - 2.6%		2.3%	2.3%	2.6%
Rental growth	9.5%	8% - 10%		12.1%	5.8%	10.0%
Recovery rate	80.0%	78% - 80%		78.1%	79.1%	80.6%
Percentage rent	$4,597	$3,500 - $4,000		$459	$339	$733

Investment Activity
Acquisitions - 100% REG owned	$75,427	$99,500		$0	$40,847	$0
Acquisition cap rate	8.3%	7.6%			7.8%

JV Acquisitions (gross $)	$271,945	$700,000		$0	$17,272	$145,324
JV Acquisition cap rate	8.2%	7.25%			8.25%	8.1%
REG % Ownership	24%	23%			25%	21%

Dispositions - op. properties (100% REG owned)	$157,971	$160,000		$26,952	$17,272	$14,375
Dispositions cap rate	8.8%	9.0%		10.6%	8.25%	7.4%

Development starts	$300,300	$300,000		$4,868	$22,480	$20,740
Development stabilizations - net development costs	$194,220	$250,000 - $275,000		$97,479	$30,567	$67,528
NOI yield on net dev. Costs	10.4%	10% - 10.5%		10.3%	10.9%	10.5%
Development stabilizations - total costs after out parcel allocation	$212,800	$265,000 - $290,000		$104,376	$32,159	$77,018
NOI yield on total costs after out parcel allocation	9.5%	9.5% - 10%		9.7%	10.3%	9.2%

Transaction profits net of taxes	$35,701	$30,000 - $35,000		$3,353	$5,614	$11,623
Third party fees and commissions	$6,419	$8,500 - $9,500		$1,610	$1,766	$1,917

Financing Assumptions
Projected development funding (in process properties only)
Debt / total assets before depreciation	42.9%	<43%		43.8%	43.5%	42.1%
Unsecured/secured debt offerings		$150,000		$150,000
— interest rate		4.95%		4.95%
— interest rate after hedge settlement		5.47%		5.47%
Capitalized interest/gross interest	13.4%	12% - 14%		13.6%	14.1%	10.4%
Capitalized interest	$13,106			$3,323	$3,180	$2,399

						3Q04
Net Asset Valuation Guidance
Expansion land and out parcels available
— estimated market value						$38,472
NOI from CIP properties						$3,770
NOI from leases signed but not yet rent-paying in stabilized developments						$872
Straight-line rent receivable						$23,231

In addition to historical information, the information in this Supplemental Information Package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and the markets in which Regency operates, management’s beliefs and assumptions. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, changes in national and local economic conditions, financial difficulties of tenants, competitive market conditions including pricing of acquisitions and sales of properties and out parcels, changes in expected leasing activity and market rents, timing of acquisitions, development starts and sales of properties and out parcels, weather, obtaining government approvals and meeting development schedules. During the quarter, Regency’s corporate representatives may reiterate these forward-looking statements during private meetings with investors, investment analysts, the media and others. At the same time, Regency will keep this information publicly available on its web site www.RegencyCenters.com.

RECONCILIATION OF FFO GUIDANCE TO NET INCOME

All numbers are per share except weighted average shares

	Three Months Ended December 31, 2004		Full Year 2004
Funds From Operations Guidance:
Net income for common stockholders	$0.71	$0.75	$2.06	$2.10
Add (Less):
Depreciation expense and Amortization	$0.35	$0.35	$1.39	$1.39
Loss (gain) on sale of operating properties	$(0.16)	$(0.16)	$(0.29)	$(0.29)

Funds from Operations	$0.91	$0.95	$3.16	$3.20

Weighted Average Shares (000’s)	64,341		62,619

Regency reports Funds From Operations (FFO) as a supplemental earnings measure. The Company considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the Company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by the Company’s taxable REIT subsidiary), after adjustment from unconsolidated partnerships and joint ventures and excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.